UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 24, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                        0-944                 41-0783184
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(State or other jurisdiction     (Commission file number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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[c] Exhibits.

99.1 Press Release, dated May 24, 2004, issued by Possis Medical, Inc.

ITEM 5. Possis Medical, Inc. receives two FDA clearances--Power Pulse Spray Product and GuardDOG(TM)Occlusion System.

OTHER EVENTS

On May 24, 2004, the Company issued a press release reporting it had received marketing clearances from the U.S. Food & Drug Administration to use the AngioJet Xpeedior(R) 120 Catheter and the AngioJet Power Pulse Spray Ancillary Kit for the infusion of physician specified fluids, including thrombolytic agents, into the peripheral vascular system. Secondly, the FDA cleared the 0.014" GuardDOG occlusion guidewire system for use in the peripheral vasculature to facilitate the infusion of therapeutic or diagnostic fluids, with or without vessel occlusion.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    May 24, 2004
                                    POSSIS MEDICAL, INC.



                                    By:
                                        ---------------------------
                                          Eapen Chacko
                                          Vice President, Finance



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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
 99.1         Press Release, dated May 24, 2004, issued by Possis Medical, Inc.